UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                           ---------------------------

       Date of Report (Date of earliest event reported) February 9, 2004


                               LeCROY CORPORATION
             (Exact name of registrant as specified in its charter)





            DELAWARE                     0-26634                 13-2507777
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation or organization)     File Number)          Identification No.)


           700 CHESTNUT RIDGE ROAD
       CHESTNUT RIDGE, NEW YORK                                 10977
    (Address of principal executive offices)                  (Zip Code)

                                 (845) 425-2000
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

Registration Statement on Form S-3 filed with the Securities and Exchange Commission

        On February 9, 2004, LeCroy Corporation (the "Company") announced that it had filed a Registration Statement on Form S-3 with the Securities and Exchange Commission relating to a proposed underwritten follow-on public offering of shares of its common stock. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

Exhibit No.     Description
-----------     -----------

99.1            LeCroy Corporation press release dated February 9, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               LECROY CORPORATION


Date:  February 9, 2004             /s/ Scott D. Kantor
                                    Scott D. Kantor
                                    Vice President and Chief Financial Officer,
                                    Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.     Description
----------      -----------
99.1            LeCroy Corporation press release dated February 9, 2004